                 TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   3
Portfolio Highlights.............................   4
Portfolio Management Review......................   5
Portfolio of Investments.........................   9
Statement of Assets and Liabilities..............  19
Statement of Operations..........................  20
Statement of Changes in Net Assets...............  21
Statement of Cash Flows..........................  22
Financial Highlights.............................  23
Notes to Financial Statements....................  24
Independent Accountant's Report..................  28

PRIT ANR 9/97

                             LETTER TO SHAREHOLDERS




August 27, 1997

Dear Shareholder,
       As you know, Van Kampen American
Capital was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. More recently, on February
5, 1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. agreed to
merge. The merger was completed on May
31, 1997, creating the combined company                 [PHOTO]
of Morgan Stanley, Dean Witter,
Discover & Co. Additionally, we are
very pleased to announce that Philip N.
Duff, formerly the chief financial
officer of Morgan Stanley Group Inc.,
has joined Van Kampen American Capital
as president and chief executive          DENNIS J. MCDONNELL AND DON G. POWELL
officer. I will continue as chairman of
the firm. We are confident that the
partnership of Van Kampen American
Capital and Morgan Stanley will
continue to work to the benefit of our fund shareholders as we move into the next century.
       The Van Kampen American Capital Prime Rate Income Trust has continued to provide shareholders with a high level of current income consistent with preservation of capital. During the 12-month reporting period, the Trust posted a total return of 6.79 percent at net asset value (NAV), while its NAV fluctuated by only $0.05, ranging from $9.96 to $10.01. Following this letter, you will find an interview with the Trust's portfolio manager, which will provide a comprehensive overview of the Trust's performance and strategies during the period.

ECONOMIC REVIEW
       Growth, stability, and confidence continued to characterize the U.S. economic environment during the reporting period. After performing solidly during the second half of 1996, the economy in the first quarter of 1997 grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 28 years, while unemployment fell to 4.8 percent, the lowest level since 1973.
       Despite the robust pace of economic activity, there was little evidence of troublesome inflation. In fact, wholesale prices fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.3 percent during the 12 months through June. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.
       In March, the inflationary implications of the nation's low unemployment rate caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

MARKET REVIEW
       Bond yields remained in a relatively narrow range during the reporting period. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Federal Reserve's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be

                                                           Continued on page two
decelerating during the second quarter, bond yields gradually fell back to 6.44 percent at the end of July, nearly unchanged from one year earlier.
       Reflecting the strong economy, corporate bonds outperformed Treasury issues by more than two percent during the 12 months ended in July. The Merrill Lynch Domestic Master Bond Index returned 8.52 percent for the year, with most of the gains coming in the final three months of the reporting period. High-yield corporate bonds were the best-performing sector of the fixed-income market, as the healthy economic environment increased investor confidence in the creditworthiness of lower-rated debt.
       The senior loan market experienced a significant contraction of credit spreads during the reporting period. While a narrowing of spreads is common in the later stages of a strong expansion, the magnitude of the credit contractions is unusual. Meanwhile, senior loan activity remained robust. According to the Loan Pricing Corporation, syndicated leveraged loan volume reached $189 billion in the first quarter of 1997, up 40 percent from 1996 and nine-fold since 1991. Second quarter loan volume for 1997 reached $320 billion, bringing the loan volume for the first six months of 1997 to 28 percent ahead of the record pace established in 1996.

OUTLOOK

       We expect the pace of economic activity for the remainder of 1997 to accelerate modestly from the relatively pedestrian rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional round of monetary tightening by the Federal Reserve remains a possibility. We anticipate that bond yields will remain within a relatively narrow range for the remainder of the year. The sharp increase in corporate loan volume during the first quarter is a positive indication of the economy's longer-term prospects, as companies make capital investments and pursue growth opportunities.
       We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and solid financial-market returns. By most objective indicators, the U.S. economy is in its best shape in over a generation. We urge our fund shareholders to use this opportunity to consider how their investments are currently divided among the three major asset classes of stocks, bonds, and cash. Uneven moves in the various markets can distort a carefully planned investment program. We encourage you to review your portfolio with an eye toward correcting imbalances in the way assets have grown to be allocated.
       Once again, we appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JULY 31, 1997

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST


 TOTAL RETURNS
One-year total return(1)....................................     6.79%
Five-year average annual total return(1)....................     6.90%
Life-of-Trust average annual total return(1)................     7.63%
Commencement date...........................................  10/04/89
Distribution rate(2)........................................     6.80%

 SHARE VALUATIONS

Net asset value on 07/31/97.................................     $9.96
One-year high net asset value...............................    $10.01
One-year low net asset value................................     $9.96

(1)Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of any early withdrawal charges.

(2)Distribution rate is based upon the offering price and the current monthly dividend of $.0564 per share.

Past performance does not guarantee future results. Distribution rates and net asset value may fluctuate with market conditions. Trust shares, when tendered, may be worth more or less than their original cost.

This report is intended for shareholders of the Trust and may not be used as sales literature with prospective investors unless it is preceded or accompanied by the Trust's current prospectus, which gives more complete information about charges and expenses, investment objectives and operating policies. Prospective investors should read the prospectus carefully before investing or sending money.

                              PORTFOLIO HIGHLIGHTS

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

 TOP FIVE PORTFOLIO SECTORS*

        AS OF JULY 31, 1997
Cable .............................  13.0%
Wireless/Tele-Communications ......   9.9%
Manufacturing .....................   8.7%
Entertainment/Leisure .............   7.6%
Paper .............................   6.8%

        AS OF JANUARY 31, 1997 **
Cable .............................  10.6%
Manufacturing .....................   7.9%
Food/Beverage .....................   7.4%
Entertainment/Leisure .............   6.9%
Paper .............................   6.7%

 *As a Percentage of Variable Rate Senior Loan Interests
**Unaudited

 NET ASSET VALUE STABILITY SINCE INCEPTION

OCTOBER 4, 1989 THROUGH JULY 31, 1997

                                 [LINE GRAPH]


VKAC Prime Rate Income Trust             Oct    Jul    Jul     Jul    Jul    Jul    Jul    Jul    Jul
High $10.07 on 1/3/95                   1989   1990   1991    1992   1993   1994   1995   1996   1997
Low $9.96 on 7/18/97                    ----   ----   ----    ----   ----   ----   ----   ----   ----
                                       10     10.01   9.98    10     10    10.05  10.04   10     9.96



 CURRENT INCOME

OCTOBER 4, 1989 THROUGH JULY 31, 1997

                                 [LINE GRAPH]


                                         Oct    Jul    Jul     Jul    Jul    Jul    Jul    Jul    Jul
                                        1989   1990   1991    1992   1993   1994   1995   1996   1997
                                        ----   ----   ----    ----   ----   ----   ----   ----   ----
VKAC Prime Rate Income Yield             N/A  10.48   8.02    6      5.76   6.5    8.02   6.8    6.8

3 Month Treasury Bill                   8.03   7.73   5.68    3.24   3.1    4.36   5.58   5.31   5.24

 TOP FIVE HOLDINGS AS A PERCENTAGE OF VARIABLE RATE SENIOR LOAN INTERESTS

AS OF JULY 31, 1997

Stone Container Corp. -- Manufacturer of paper products.....  3.1%
Nextel Finance Co. -- Wireless communications service
  provider..................................................  2.1%
Jefferson Smurfit Corp. -- Manufacturer of corrugated paper
  products..................................................  2.0%
AMF Bowling, Inc. -- Manufacturer of integrated bowling
  equipment.................................................  1.6%
Marcus Cable Operating Co. -- Cable television systems
  operator..................................................  1.3%

                          PORTFOLIO MANAGEMENT REVIEW
              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

We recently spoke with the portfolio manager of the Van Kampen American Capital Prime Rate Income Trust about the key events and economic forces that shaped the markets during the Trust's fiscal year. The Trust's portfolio manager, Jeffrey
W. Maillet, senior vice president of Van Kampen American Capital Investment Advisory Corp., has been responsible for the day-to-day management of the Trust's portfolio since its inception. The following excerpts reflect his views on the Trust's performance during the 12-month period ended July 31, 1997.


  Q HOW DID ECONOMIC CONDITIONS AFFECT THE SENIOR LOAN MARKET AND THE TRUST DURING THE PAST YEAR?


  A In the senior loan market, economic strength continued to enhance corporate profitability, which suggested that many companies should be able to meet their senior loan obligations on a timely basis. Volume in the U.S. corporate and industrial syndicated loan market for the first quarter of 1997 posted the highest total ever for the first quarter of a year, according to Loan Pricing Corporation. As a result, we can continue to be selective in our choice of investments for the Trust.
    The Trust enjoyed the steady economic growth and low inflation that characterized the reporting period. In a preemptive move to control inflation, the Federal Reserve Board raised short-term rates by one-quarter of a percent in March, which had a positive effect on the Trust. Since then, interest rates have not fluctuated significantly, so core lending rates -- and the Trust's dividend -- held reasonably steady.



  Q   WHAT OBSTACLES DID THE TRUST FACE DURING THE REPORTING PERIOD?


  A Continued economic strength posed several challenges for the senior loan market. First, there was an improvement in the overall financial health of companies in the marketplace. In general, properly operated companies saw an improvement in their performance and top-line revenues. As a result, many companies were able to obtain loans at a lower lending rate, which means the interest rate charged by banks on these loans was reduced. Because the Prime Rate Income Trust invests in these loans, our ability to sustain the Trust's dividend was under pressure, and the dividend was reduced modestly. We believe the Trust's current monthly dividend of $0.0564 per share is very favorable under these conditions, especially in light of the Trust's broad diversification.
    Another challenge was the inflow of cash from loan prepayments. In a booming economy, more companies are in the position to prepay their loans. Our issuers do not give any advance notice that they are going to prepay a loan, so it is difficult to anticipate these inflows of cash. We try to maintain the Trust's cash allocation between 8 and 13 percent in order to handle our shareholders' liquidity needs during the Trust's tender periods without compromising the dividend.



  Q   HAS THE STRUCTURE OF THE PORTFOLIO CHANGED SIGNIFICANTLY?


  A Not really. Our weightings by sector continue to be roughly the same as they were a year ago. To help us offset some of the potential risk of senior loan investing, we maintain a widely varied portfolio comprised primarily of senior secured loans issued by large domestic corporations. The senior loan market continues to have good supply and most of its issues are structurally sound, so we've been able to maintain our diversification among many industry sectors, such as the following:
    - Media, including radio, television, and cable, is relatively undervalued, and industry deregulation has enhanced performance.
    - A number of manufacturing companies, particularly in the aerospace industry, are thriving. If you fly regularly, you may have noticed that demand seems to be on the rise -- flights are full, so revenues per air-seat mile are increasing. In addition, cheap petroleum prices have helped profitability.

    - Telecommunications companies, from paging equipment to cellular services to satellite devices, have benefited from new technology and industry deregulation.
    - Paper prices have gone down, and the profitability of industries that rely on paper products, such as newspapers, has bounced up.

    The Trust's portfolio represents over 250 individual companies -- companies whose products and services you probably use. We currently hold issuers like Viacom, Borg Warner Securities, Mary Kay Cosmetics, Revlon Consumer Products Corp., Gulfstream, QVC Programming, Six Flags Theme Parks, Stone Container Corp., and Vail Resorts. Although not all of the Trust's holdings will be as established as these companies, you'll recognize many of them as large, well-known firms with broad product offerings and widespread market presence.



  Q CAN YOU GIVE AN EXAMPLE OF A PARTICULAR HOLDING THAT ILLUSTRATES YOUR SELECTION STRATEGY?


  A Our strategy requires us to look several years ahead at many different industries and predict the direction of demand. For example, about four or five years ago, we identified Nextel Communications, a wireless communications company, as an up-and-comer. Back then, most people had never heard of Nextel, and we were involved in one of their first major loans. Today, Nextel has the largest reach of any wireless company in the Western Hemisphere, and their goal is to be one of the top wireless carriers worldwide. As this example illustrates, we aren't daily traders with this fund -- we maintain a long-term horizon for our holdings.



  Q   HOW DID THE TRUST PERFORM DURING THE PAST YEAR?


  A The Trust's total return for the 12-month reporting period was 6.79 percent(1) at net asset value (NAV). During the reporting period, the Trust's NAV remained within a narrow range, between $9.96 and $10.01. Based on the July 25, 1997 public offering price of $9.96, the Trust's current monthly dividend of $0.0564 per share represents a distribution rate of
6.80 percent(2). Past performance does not guarantee future results. For more information on the Trust's performance, please refer to the chart on page three.



  Q   ARE YOU PLEASED WITH THE TRUST'S PERFORMANCE?


  A Yes, we are. Consider why most investors purchase the Prime Rate Income Trust -- for the potential for a high level of current income and preservation of capital. With this as our objective, we've done what we set out to do, and that puts us in some pretty exclusive company. Keep in mind that we're not out there trying to push the envelope with our shareholders' investment dollars. Of course, higher-yielding investments are available in the marketplace, but they are too risky for our liking. We're trying to make decisions that provide shareholders with a relatively stable NAV and high current dividend.

      We wouldn't limit our satisfaction with the Trust to the past year alone. Throughout its history, the Trust has met its objective in a variety of market environments, and people are taking notice.



  Q   WHY DO YOU BELIEVE SO STRONGLY IN THE VALUE OF THIS TYPE OF INVESTMENT?


  A First, senior loans provide integral financing in the life cycle of a corporation. These loans are very important to major corporations. Second, the Trust's holdings are primarily senior, secured, floating-rate obligations. They tend to reflect the prevailing interest rate environment, so the Trust's net asset value has been less sensitive to interest rate changes. Finally, we have the luxury of investing in an asset class that has tended to have a high degree of relative stability by its very nature. Payments to holders of senior loan obligations are given priority over payments to shareholders of subordinated debt and preferred and common stock, which offers a measure of protection in volatile markets. As the stock and bond markets extend their rallies, we think that people will start putting money back into historically stable investments like the Prime Rate Income Trust. For additional Trust portfolio highlights, please refer to page four.

  Q   WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND INTEREST RATES?


  A The Fed's rate hike in March appears to have been successful in warding off inflation, and Fed Chairman Alan Greenspan has made comments that suggest the Fed will hold rates steady for awhile. However, commercial activity is picking up worldwide, and to think that we won't have a rising interest rate environment is short-sighted. History bears this out. We believe that it is only a matter of time before the market will be tempered by rising interest rates, which have tended to maintain stability rather than promoting the unabated expansion we've seen recently. A strong economy and a moderate rise in interest rates would be beneficial to the Trust.



  Q GIVEN THIS OUTLOOK, HOW DO YOU VIEW THE TRUST AND THE SENIOR LOAN MARKETS IN THE MONTHS AHEAD?


  A We believe that the Trust is well positioned in this type of market environment. The strong economy should continue to attract investments from around the world, which is likely to sustain the demand for the senior loans in which the Trust invests. And in many cases, companies are pursuing strategic growth opportunities, which should give them significant competitive advantages over the long run. The senior loan market continues to be an attractive and logical source of funding for these ventures. We will continue to be selective and position the portfolio to participate in this growth without losing sight of the potential changes in the economy.

[SIG]

Jeffrey W. Maillet
Portfolio Manager

                                              Please see footnotes on page three

                            A FOCUS ON SENIOR LOANS

       The Prime Rate Income Trust invests primarily in senior collateralized loans to U.S. corporations, partnerships, and other business entities which operate in a variety of industries and geographical locations. Senior loans have a number of characteristics which, in the opinion of the Trust's management team, are important to the integrity of the Trust's portfolio. These include:

SENIOR STANDING

       With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other senior securities of the borrower. This status is not a guarantee, however, that monies to which the Trust is entitled will be paid. For more details, please refer to the prospectus.

COLLATERAL BACKING

       Senior loans are often secured by collateral that has been pledged by the borrower under the terms of the loan agreement. Forms of collateral include, among others, accounts receivable or inventory, buildings and real estate. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of non-payment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

       Additionally, a decline in the value of the collateral could cause the loan to become substantially unsecured, and circumstances could arise (such as the bankruptcy of a borrower) which could cause the Trust's security interest in the loan's collateral to be invalidated.

PROTECTIVE COVENANTS

       Many senior loans carry provisions designed to protect the lender in certain circumstances. Still, the Trust's net asset value may fluctuate with changes in the perceived credit quality of the loans in which the Trust has invested and may, from time to time, be more or less than the net asset value at the time of the investment.

                            PORTFOLIO OF INVESTMENTS

                                 July 31, 1997
--------------------------------------------------------------------------------

Principal
 Amount                                                                          Stated
  (000)                               Borrower                                 Maturity*            Value
-------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS 85.1%
            AEROSPACE/DEFENSE  1.6%
 $10,103    Aerostructures Corp., Term Loan -- Manufacturer and
            assembler of structural aircraft parts......................  09/30/03 to 09/30/04   $ 10,124,643
  11,740    Alliant Techsystems, Inc., Term Loan -- Manufacturer of
            ordnance, composite metals..................................        03/15/01           11,756,648
   8,807    Fiberite, Inc., Term Loan -- Manufacturer of composite
            fibers......................................................        12/31/01            8,815,769
  49,167    Gulfstream Delaware Corp., Term Loan -- Aircraft
            manufacturer................................................        09/30/02           49,246,746
   5,503    L-3 Communications Corp., Term Loan -- Provider of secure
            communications systems......................................  03/31/03 to 03/31/06      5,513,187
   4,975    MAG Aerospace Industries, Inc., Term Loan -- Supplier of
            waste and trash systems to the aerospace industry...........        06/15/03            5,000,386
   8,000    Tri-Star, Inc., Term Loan -- Distributor of aerospace
            fasteners...................................................        09/30/03            8,054,020
                                                                                                 ------------
                                                                                                   98,511,399
                                                                                                 ------------
            AUTOMOTIVE  2.5%
   8,500    American Bumper and Manufacturing Co., Term Loan --
            Manufacturer of light truck
            and SUV bumpers.............................................        04/30/04            8,520,286
  17,972    Blue Bird Body Co., Term Loan -- Manufacturer of school
            buses.......................................................        11/19/03           18,007,785
   1,833    Blue Bird Body Co., Revolving Credit........................        11/19/03            1,833,352
  28,000    Cambridge Industries, Inc., Term Loan -- Manufacturer of
            plastic components for automobiles..........................        06/30/05           28,036,930
  16,411    Collins & Aikman Products Co., Term Loan -- Manufacturer of
            auto interiors, home interiors and wallpaper................  01/13/02 to 12/31/02     16,442,619
  17,265    Columbus-McKinnon Corp., Term Loan -- Manufacturer of
            material handling equipment.................................  09/30/01 to 09/30/03     17,908,551
   4,648    Columbus-McKinnon Corp., Revolving Credit...................        09/30/01            4,649,341
   9,975    Exide Corp., Term Loan -- Manufacturer of auto and
            industrial batteries........................................        06/15/01            9,978,764
  15,928    Hayes Wheels International, Inc., Term Loan -- Designer and
            manufacturer of car and truck wheels........................  07/31/04 to 07/31/05     15,967,934
  11,780    Numatics, Inc., Term Loan -- Manufacturer of pneumatic fluid
            power equipment.............................................        12/31/03           11,814,486
  10,000    The Plastech Group, Term Loan -- Manufacturer and designer
            of thermoplastic automotive parts...........................  04/01/02 to 04/01/04     10,004,286
  10,009    Stanadyne Automotive Corp., Term Loan -- Manufacturer of
            diesel injection devices and engine parts...................        12/31/01           10,009,175
                                                                                                 ------------
                                                                                                  152,573,509
                                                                                                 ------------
            BROADCASTING  4.5%
  25,170    American Radio Systems Corp., Revolving Credit -- Radio
            station owner/operator......................................        12/31/04           25,297,215
  12,570    Benedek Broadcasting Corp., Term Loan -- Television station
            owner/operator..............................................  05/01/01 to 11/01/02     12,602,962
  26,667    Chancellor Broadcasting Co., Term Loan -- Radio station
            owner/operator..............................................        06/30/04           26,795,212
   1,465    Chancellor Broadcasting Co., Revolving Credit...............        06/30/04            1,576,621
  53,571    Evergreen Media Corp. of Los Angeles, Term Loan -- Radio
            station owner/operator......................................        06/30/05           53,736,606
   7,029    Evergreen Media Corp. of Los Angeles, Revolving Credit......        06/30/05            7,093,795
   9,227    Jacor Communications, Inc., Term Loan -- Radio station
            owner/operator..............................................        06/12/04            9,255,306
  10,919    Katz Media Corp., Term Loan -- Media representation firm....        12/31/04           10,937,087
   1,693    Katz Media Corp., Revolving Credit..........................        12/31/04            1,698,250
  15,000    Patterson Broadcasting, Inc., Term Loan -- Radio station
            operator....................................................        06/30/04           15,050,540
   9,427    River City Broadcasting, L.P., Term Loan -- Midwestern radio
            station owner/operator......................................        12/31/99            9,454,087
  10,710    SFX Broadcasting, Inc., Revolving Credit -- Radio station
            owner/operator..............................................        06/30/05           10,743,623
  45,200    Sinclair Broadcasting, Term Loan -- Television and radio
            station owner/operator......................................        12/31/04           45,264,651
  21,614    Sullivan Broadcasting, Term Loan -- Television station
            owner/operator..............................................        12/31/03           21,641,709
     383    Sullivan Broadcasting, Revolving Credit.....................        12/31/03              384,611
   3,677    Universal Outdoor, Inc., Term Loan -- Outdoor advertiser....        09/20/03            3,677,330
  15,500    Universal Outdoor, Inc., Revolving Credit...................        09/30/03           15,575,146
   9,926    Young Broadcasting, Inc., Term Loan -- Television station
            operator....................................................        09/30/03            9,964,365
                                                                                                 ------------
                                                                                                  280,749,116
                                                                                                 ------------
            BUILDING/HOUSING  2.0%
  19,454    Behr Process Corp., Term Loan -- Manufacturer of paint......  03/31/02 to 03/31/05     19,473,155
   1,412    Behr Process Corp., Revolving Credit........................        03/31/02            1,411,789

                                               See Notes to Financial Statements

                                 July 31, 1997
--------------------------------------------------------------------------------

Principal
 Amount                                                                          Stated
  (000)                               Borrower                                 Maturity*            Value
-------------------------------------------------------------------------------------------------------------

            BUILDING/HOUSING (CONTINUED)
 $13,750    Falcon Building Products, Inc., Term Loan -- Manufacturer of
            building products...........................................        06/30/05         $ 13,802,083
  59,750    National Gypsum Co., Term Loan -- Manufacturer of
            wallboard...................................................        09/20/03           59,792,054
  23,602    Walter Industries, Inc., Term Loan -- Home builder..........  01/22/02 to 01/22/03     23,644,962
   5,443    Walter Industries, Inc., Revolving Credit...................        01/22/02            5,529,537
                                                                                                 ------------
                                                                                                  123,653,580
                                                                                                 ------------
            CABLE  11.0%
  23,107    Adelphia Cable Partners, L.P., Revolving Credit -- Cable
            television operator.........................................        12/31/03           23,230,162
  22,500    Bresnan Communications Co., L.P., Term Loan -- Cable
            television systems operator.................................        03/31/06           22,653,552
   5,970    Cable Systems International, Inc., Term Loan -- Manufacturer
            of electrical wire and cable................................        12/31/02            5,984,166
  12,000    Cablevision of Ohio, Term Loan -- Cable television
            owner/operator..............................................        12/31/05           12,016,335
  46,500    Charter Communications Entertainment I, Term Loan -- Cable
            television systems operator.................................        06/30/04           46,531,468
  10,414    Charter Communications Entertainment II, Term Loan -- Cable
            television systems operator.................................  06/30/05 to 12/31/05     10,429,793
   3,169    Charter Communications Entertainment II, Revolving Credit...        06/30/05            3,169,433
  32,000    Charter Communications Entertainment II & Long Beach, Term
            Loan -- Cable television systems operator...................        03/31/06           32,123,089
  47,500    Chelsea Communications, Inc., Term Loan -- Cable television
            systems operator............................................        12/31/04           47,553,724
  21,034    Classic Cable, Inc., Term Loan -- Cable television systems
            operator....................................................        06/30/05           21,074,828
  16,717    Coaxial Communications of Central Ohio, Term Loan -- Cable
            television systems operator.................................        12/31/99           16,718,050
  25,875    Comcast MH Holdings, Inc., Revolving Credit -- Cable
            television systems operator.................................        12/31/03           25,903,002
   2,406    CSG Systems, Inc., Term Loan -- Communications management
            consultant..................................................        12/31/00            2,407,886
  45,037    Falcon Holdings Group, L.P., Term Loan -- Cable television
            systems operator............................................        07/11/05           45,086,436
   9,260    Falcon Holdings Group, L.P., Revolving Credit...............        07/11/05            9,309,094
  26,500    Frontiervision Operating Partners, L.P., Term Loan -- Cable
            television systems operator.................................        06/30/05           26,557,637
  22,778    Garden State Cablevision, L.P., Revolving Credit -- Cable
            television systems owner/operator...........................        06/30/05           22,778,667
  33,971    Hilton Head Communications, L.P., Revolving Credit -- Cable
            television systems operator.................................        06/30/03           34,138,774
  11,000    Insight Communication Co., L.P., Term Loan -- Cable
            television systems operator.................................        03/31/05           11,027,541
   8,200    Insight Communication Co., L.P., Revolving Credit...........        03/31/05            8,233,263
  18,500    InterMedia Partners IV, L.P., Term Loan -- Cable television
            systems owner/operator......................................        01/01/05           18,523,830
   6,139    James Cable Partners, L.P., Term Loan -- Cable television
            systems operator............................................        06/30/00            6,152,799
     500    James Cable Partners, L.P., Revolving Credit................        06/30/00              501,935
   7,000    Lenfest Communications, Inc., Term Loan -- Cable television
            systems operator............................................        09/30/03            7,019,193
   7,350    Lenfest Communications, Inc., Revolving Credit..............        09/30/03            7,393,215
  67,313    Marcus Cable Operating Co., Term Loan -- Cable television
            systems operator............................................  12/31/02 to 04/30/04     67,464,833
   3,095    Marcus Cable Operating Co., Revolving Credit................        12/31/02            3,118,008
   5,000    Mark Twain Cablevision, L.P., Term Loan -- Cable television
            systems operator............................................        06/30/04            5,026,115
  10,800    Northland Cable Television, Inc., Term Loan -- Cable
            television systems operator.................................        09/30/04           10,837,489
  47,500    TCI Pacific, Inc., Term Loan -- Cable television systems
            operator....................................................        12/31/04           47,581,205
   7,890    TCI Southeast, Inc., Revolving Credit -- Cable television
            systems operator............................................        06/30/01            7,906,536
  30,714    Triax Midwest Associates, Term Loan -- Cable television
            systems operator............................................  06/30/04 to 06/30/05     30,813,692
   2,730    Triax Midwest Associates, Revolving Credit..................        06/30/04            2,738,720
  27,029    TW Fanch, Revolving Credit -- Cable television systems
            operator....................................................        12/31/04           27,145,560
  19,600    UCA Group, Revolving Credit -- Cable television systems
            operator....................................................        09/30/03           19,683,974
                                                                                                 ------------
                                                                                                  688,834,004
                                                                                                 ------------

                                               See Notes to Financial Statements

                                 July 31, 1997
--------------------------------------------------------------------------------

Principal
 Amount                                                                          Stated
  (000)                               Borrower                                 Maturity*            Value
-------------------------------------------------------------------------------------------------------------


            CHEMICAL  3.3%
 $11,396    Cedar Chemicals Corp., Term Loan -- Manufacturer of
            fertilizer..................................................        10/30/03         $ 11,417,257
   7,448    Geo Specialty Chemicals, Inc., Term Loan -- Manufacturer of
            specialty chemicals.........................................  09/25/02 to 03/25/04      7,492,121
   7,923    Hampshire Chemical Co., Term Loan -- Manufacturer of
            specialty chemicals.........................................        09/01/03            7,925,963
  47,507    Huntsman Group Holdings, Term Loan -- Integrated chemical,
            plastic and packaging producer..............................  12/31/02 to 12/31/04     47,581,975
   4,340    Huntsman Group Holdings, Revolving Credit...................        12/31/02            4,353,815
  20,000    Huntsman Specialty Chemical Corp., Term Loan -- Manufacturer
            of specialty chemicals......................................  03/15/04 to 03/15/05     20,018,076
  10,000    Pioneer Americas Acquisition Corp., Term Loan --
            Manufacturer of water treatment chemicals...................        12/31/06           10,014,993
  12,147    Reid Plastics, Inc., Term Loan -- Manufacturer of plastic
            bottles.....................................................        11/12/03           12,206,517
  10,633    Rexene Corp., Term Loan -- Manufacturer of petrochemicals...        03/31/04           10,652,407
   2,334    Rexene Corp., Revolving Credit..............................        03/31/04            2,338,333
  15,000    Rheox, Inc., Term Loan -- Manufacturer of chemical
            additives...................................................        01/30/04           15,034,447
  43,311    Sterling Chemicals, Inc., Term Loan -- Manufacturer of
            commodity petrochemicals....................................        09/30/04           43,441,922
   6,692    Texas Petrochemicals Corp., Term Loan -- Processor of
            petrochemicals..............................................        06/30/04            6,705,414
   5,958    Thoro System Products, Inc., Term Loan -- Manufacturer of
            chemicals for construction industry.........................        03/31/00            6,077,072
                                                                                                 ------------
                                                                                                  205,260,312
                                                                                                 ------------

            ELECTRIC/ELECTRONICS  2.3%
  12,504    Amphenol Corp., Term Loan -- Designer, manufacturer and
            marketer of electric/electronic connectors..................  05/19/05 to 05/19/06     12,531,152
   6,100    Anacomp, Inc., Term Loan -- Provider of micrographics.......        03/31/01            6,124,218
   6,825    Banker's Systems, Inc., Term Loan -- Supplier of compliance
            services....................................................        11/01/02            6,826,372
  31,625    Berg Electronics, Inc., Term Loan -- Manufacturer of
            electronic connectors.......................................        12/31/02           31,653,108
  21,350    Bridge Information Systems, Inc., Term Loan -- Provider of
            financial and analytical services...........................  12/31/01 to 12/31/02     21,404,869
  17,000    Cooperative Computing Inc./Triad Systems Corp., Term Loan --
            Provider of information services............................        02/27/03           17,084,550
   2,290    Exide Electronics Group, Inc., Term Loan -- Manufacturer of
            uninterruptible power supply products.......................        04/08/02            2,292,629
   3,600    Exide Electronics Group, Inc., Revolving Credit.............        04/08/02            3,607,067
   9,000    HG Holdings, Inc., Term Loan -- Provider of payment and
            information processing......................................        06/30/01            9,024,511
   9,950    Phase Metrics, Inc., Term Loan -- Designer and manufacturer
            of computer production test equipment.......................        11/27/01            9,984,590
   8,358    Rowe International, Inc., Term Loan -- Manufacturer of
            jukeboxes and electronic equipment (a)......................        12/31/97            7,104,583
   9,000    Sarcom, Inc., Term Loan -- Provider of information
            technology..................................................        12/31/02            9,000,900
   8,775    Viasystems, Inc., Term Loan -- Manufacturer of PCB
            equipment...................................................  06/30/04 to 06/30/05      8,803,727
                                                                                                 ------------
                                                                                                  145,442,276
                                                                                                 ------------

                                               See Notes to Financial Statements

                                 July 31, 1997
--------------------------------------------------------------------------------

Principal
 Amount                                                                          Stated
  (000)                               Borrower                                 Maturity*            Value
-------------------------------------------------------------------------------------------------------------


            ENTERTAINMENT/LEISURE  6.5%
 $83,470    AMF Bowling, Inc., Term Loan -- Manufacturer of integrated
            bowling equipment...........................................  03/31/01 to 03/31/04   $ 83,563,184
   1,422    AMF Bowling, Inc., Revolving Credit.........................        03/31/01            1,422,600
   7,911    DW Investment, Inc., Revolving Credit -- Communications and
            entertainment conglomerate..................................        06/28/00            7,911,631
  33,000    Fleer Corp., Term Loan -- Publisher of children's
            magazines (a) (b)...........................................        02/28/02           30,096,000
   8,000    KSL Recreation Group, Inc., Term Loan -- Leisure, recreation
            and travel..................................................  04/30/05 to 04/30/06      8,021,758
   1,500    KSL Recreation Group, Inc., Revolving Credit................        04/30/04            1,500,578
  15,566    M.W. Manufacturers, Term Loan -- Manufacturer of sporting
            goods and table games.......................................        09/15/02           15,581,134
  59,231    Mafco Finance Corp., Term Loan -- Holding company...........        03/20/99           59,478,864
     924    Mafco Finance Corp., Revolving Credit.......................        03/20/99              923,097
  28,571    Metro-Goldwyn-Mayer, Term Loan -- Movie/television
            producer....................................................        09/30/02           28,999,796
  29,600    Metro-Goldwyn-Mayer, Revolving Credit.......................        09/30/01           30,368,734
  20,000    Orion Pictures Corp., Term Loan -- Theatrical production....        07/10/02           20,098,918
   2,000    Orion Pictures Corp., Revolving Credit......................        07/10/02            2,024,069
  24,130    Six Flags Theme Parks, Term Loan -- Theme park operator.....        06/23/03           24,130,994
   6,700    Sportcraft, Ltd., Term Loan -- Supplier of high quality
            branded sporting goods......................................        12/31/02            6,730,872
   8,250    TW Recreational Services, Inc., Term Loan -- Provider of
            food and services for state and national parks..............        09/30/02            8,266,189
  15,000    Vail Resorts, Inc., Term Loan -- Resort operator............        04/15/04           15,016,221
  56,441    Viacom, Inc., Term Loan -- Entertainment media/television
            programming.................................................  04/01/02 to 04/02/02     56,487,810
   5,085    Viacom, Inc., Revolving Credit..............................        04/01/02            5,094,614
                                                                                                 ------------
                                                                                                  405,717,063
                                                                                                 ------------
            FINANCE  0.5%
   3,562    Ark Asset Holdings, Inc., Term Loan -- Institutional money
            manager.....................................................        11/30/01            3,562,559
   7,000    Blackstone Capital Co., Term Loan -- Financial services.....        05/31/99            7,018,686
   7,000    Blackstone Capital Co., Revolving Credit....................        05/31/99            7,018,320
  14,842    OSI Holdings Corp., Term Loan -- Provider of accounts
            receivable management services..............................        11/01/03           14,865,900
                                                                                                 ------------
                                                                                                   32,465,465
                                                                                                 ------------
            FOOD/BEVERAGE  4.1%
  10,808    American Italian Pasta Co., Term Loan -- Pasta products
            producer....................................................        02/28/04           10,832,003
  11,500    Amerifoods, Inc., Term Loan -- Manufacturer of snack foods
            and bakery products.........................................  06/30/01 to 06/30/02     10,925,000
   7,400    Ameriserve Food Distribution, Inc., Term Loan -- Systems
            food service distributor....................................  06/30/04 to 06/30/06      7,407,428
   4,137    Edwards Baking Corp., Term Loan -- Manufacturer of bakery
            products....................................................  09/30/00 to 10/31/02      4,146,877
   4,839    Ghiradelli Chocolate Co., Term Loan -- Manufacturer of
            chocolate products..........................................        03/30/03            4,864,112
   9,936    IM Stadium, Inc., Term Loan -- Sports stadium concessions...  12/31/02 to 12/31/03      9,956,757
  36,000    International Home Foods, Inc., Term Loan -- Manufacturer
            and marketer of branded food products.......................        09/30/04           36,077,918
  17,758    President Baking Co., Inc., Term Loan -- Bread/bread
            products manufacturer.......................................        12/30/02           17,692,751
  39,676    Rykoff-Sexton, Inc., Term Loan -- Distributor and
            manufacturer of food and related non-food products..........  10/31/02 to 04/30/03     39,731,676
  45,054    S.C International Services, Term Loan -- In-flight food
            services....................................................  09/30/00 to 09/30/03     45,089,242
  13,880    Select Beverages, Inc., Term Loan -- Independent bottler....  06/30/01 to 06/30/02     13,881,757
  24,762    Stroh Brewery Co., Term Loan -- Beer manufacturer...........        06/30/03           24,834,478
  20,138    Van De Kamp's, Inc., Term Loan -- Processor and distributor
            of frozen foods.............................................  04/30/03 to 09/30/03     20,181,133
   6,708    Windsor Quality Food Co., LTD, Term Loan -- Processor of
            frozen foods................................................        12/31/01            6,725,529
                                                                                                 ------------
                                                                                                  252,346,661
                                                                                                 ------------

                                               See Notes to Financial Statements

                                 July 31, 1997
--------------------------------------------------------------------------------

Principal
 Amount                                                                          Stated
  (000)                               Borrower                                 Maturity*            Value
-------------------------------------------------------------------------------------------------------------


            FOOD STORES  3.6%
 $48,000    Bruno's, Inc., Term Loan -- Southeastern retail food chain
            operator....................................................        04/15/05         $ 48,076,707
  12,805    Carr-Gottstein Foods, Term Loan -- Alaska based retail food
            chain operator..............................................        12/31/02           12,810,784
  11,440    Core-Mark International, Inc., Revolving Credit -- Wholesale
            distributor.................................................        06/30/01           11,518,259
   5,079    Harvest Foods, Inc., Term Loan -- Mississippi based retail
            food chain operator (a) (b).................................        06/30/02              304,724
  30,455    Pathmark Stores, Inc., Term Loan -- New Jersey based retail
            food chain operator.........................................  06/15/01 to 12/15/01     30,525,118
   1,018    Pathmark Stores, Inc., Revolving Credit.....................        06/15/01            1,068,928
   3,293    Ralph's Grocery Co., Revolving Credit -- Los Angeles,
            California based retail food chain operator.................        02/15/03            3,303,407
  54,827    Ralph's Grocery Co., Term Loan..............................  02/15/03 to 02/15/04     54,887,876
  51,376    Smith's Food and Drug Centers, Term Loan -- Food and drug
            retailer....................................................  11/01/03 to 05/01/05     51,424,039
  10,157    Star Markets Co., Inc., Term Loan -- New England based
            retail food chain operator..................................  12/31/02 to 12/31/03     10,169,269
   1,961    Star Markets Co., Inc., Revolving Credit....................        01/31/01            1,963,343
                                                                                                 ------------
                                                                                                  226,052,454
                                                                                                 ------------
            FUEL RETAILER  0.2%
  11,981    TravelCenters of America, Inc., Term Loan -- Operator of
            truckstops nationwide.......................................        03/31/05           12,022,962
                                                                                                 ------------
            HEALTHCARE  5.7%
  16,389    Alaris Medical Systems, Inc., Term Loan -- Infusion systems
            provider....................................................  08/01/02 to 05/01/05     16,402,412
   1,344    Alaris Medical Systems, Inc., Revolving Credit..............        08/01/02            1,344,104

   5,800    ASC Network Corp., Term Loan -- Operator of free-standing
            outpatient surgery centers..................................  06/30/01 to 06/30/03      5,831,417
   6,500    Charter Behavioral, Revolving Credit -- Provider of
            behavorial healthcare services..............................        06/17/02            6,547,092
  59,493    Community Health Systems, Inc., Term Loan -- Southeast and
            Southwest hospital operator/provider of healthcare
            services....................................................  12/31/03 to 12/31/05     59,667,358
  37,500    Corning Clinical Labs, Inc., Term Loan -- Clinical testing
            laboratory operator.........................................  12/05/02 to 12/05/03     37,659,498
   4,900    Coventry Corp., Term Loan -- Health maintenance
            organization................................................        04/01/98            4,900,000
  55,824    Dade International, Inc., Term Loan -- Medical equipment
            manufacturer/marketer.......................................  12/31/02 to 12/31/04     55,958,413
  27,500    FPA Medical Management, Inc., Term Loan -- Healthcare
            provider....................................................        09/30/01           27,541,372
  15,755    Graphic Controls Corp., Term Loan -- Manufacturer of medical
            equipment...................................................        09/28/03           15,775,341
  18,566    Integrated Health Services, Inc., Revolving Credit --
            Provider of post-acute healthcare services..................        06/30/02           18,767,746
   6,920    Medical Specialties Group, Inc., Term Loan -- Supplier of
            medical pumps and consumables...............................  06/30/01 to 06/30/04      6,945,058
   9,905    Mediq/PRN Life Support Services, Inc., Term Loan -- Rents
            movable critical care equipment.............................        09/30/04            9,946,087
  18,315    Merit Behavioral Corp., Term Loan -- Psychiatric hospital
            operator....................................................        10/06/03           18,337,461
  60,000    National Medical Care, Inc., Term Loan -- Kidney dialysis
            service provider............................................        09/30/03           60,213,995
   7,143    NEN Acquisition, Inc., Term Loan -- Manufacturer of
            consumable radio-isotopic biochemicals......................        03/31/05            7,177,954
   5,000    Prime Medical Services, Inc., Term Loan -- Provider of
            lithotripsy services........................................        04/30/03            5,016,290
                                                                                                 ------------
                                                                                                  358,031,538
                                                                                                 ------------
            MANUFACTURING  7.4%
   9,500    Arena Brands, Inc., Term Loan -- Manufacturer of hats.......        06/01/02            9,500,000
     618    Arena Brands, Inc., Revolving Credit........................        06/01/02              617,500

   7,444    CII Carbon, L.L.C., Term Loan -- Calcined coke producer.....        09/30/04            7,471,622
  12,281    Calmar, Inc., Term Loan -- Manufacturer of dispensing and
            spray products..............................................  09/15/03 to 03/15/04     12,287,342
   9,797    CBP Resources, Inc., Term Loan -- Manufacturer of animal
            feed ingredients............................................        09/30/03            9,820,078
  47,052    Dal-Tile Group, Inc., Term Loan -- Ceramic tile and floor
            covering manufacturer/retailer..............................  12/31/02 to 12/31/03     47,258,814
   3,181    Dal-Tile Group, Inc., Revolving Credit......................        12/31/02            3,185,304
  20,918    Desa International, Term Loan -- Diversified manufacturer of
            heaters, fireplaces and specialty tools.....................        02/28/03           20,978,724
   9,321    Ebel USA, Inc., Term Loan -- Manufacturer of luxury time
            pieces......................................................        09/30/01            9,320,793
   3,795    Essex Group, Inc., Revolving Credit -- Manufacturer of
            electrical wire and cable...................................        10/31/01            3,814,274
  52,500    Evenflo & Spalding Holdings Corp., Term Loan -- Manufacturer
            of branded sporting goods/juvenile products.................  09/30/03 to 09/30/06     52,535,651
   2,700    Evenflo & Spalding Holdings Corp., Revolving Credit.........        09/30/03            2,700,083

                                               See Notes to Financial Statements

                                 July 31, 1997
--------------------------------------------------------------------------------

Principal
 Amount                                                                          Stated
  (000)                               Borrower                                 Maturity*            Value
-------------------------------------------------------------------------------------------------------------

            MANUFACTURING (CONTINUED)
 $ 7,458    Fairchild Semiconductor Corp., Term Loan -- Manufacturer of
            semiconductors..............................................        03/11/03         $  7,476,780
   6,239    Fairchild Holding Corp., Term Loan -- Manufacturer of
            fasteners for the aerospace industry........................        07/28/00            6,270,040
  18,726    Foamex, L.P., Term Loan -- Manufacturer/marketer of flexible
            polyurethane................................................  06/30/03 to 06/30/06     18,739,035
   2,148    Foamex, L.P., Revolving Credit..............................        06/12/03            2,148,398
  20,000    Furniture Brands, Term Loan -- Manufacturer and marketer of
            furniture...................................................        06/30/07           20,002,098
   9,950    IAH Acquisition Corp., Term Loan -- Manufacturer,
            distributor and retailer of safety shoes....................        01/31/05            9,994,717
   6,451    Identity Group, Inc., Term Loan -- Designer, manufacturer
            and distributor of identity products........................        11/22/03            6,473,437
  28,000    International Wire Group, Term Loan -- Manufacturer of auto,
            appliance, and communication wires..........................        09/30/03           28,028,172
   9,196    IPC, Inc., Term Loan -- Manufacturer of packaging
            materials...................................................        09/30/01            9,204,025
   2,389    IPC, Inc., Revolving Credit.................................        09/30/01            2,393,890
   6,400    Jet Plastica Industries, Inc., Term Loan -- Manufacturer of
            disposable tableware products...............................  12/31/02 to 12/31/04      6,426,191
  28,502    Johnstown America, Term Loan -- Manufacturer of railcars....        03/31/03           28,509,304
  30,373    Lifestyle Furnishings International, LTD, Term Loan --
            Manufacturer/designer of residential
            furniture and fabrics in the United States..................        08/30/04           30,438,540
   5,700    Mettler-Toledo, Inc., Term Loan -- Manufacturer/marketer of
            weighing instruments........................................        12/31/04            5,711,585
   5,514    Rayovac Corp., Term Loan -- Manufacturer of battery and
            lighting products...........................................  09/30/03 to 09/30/04      5,524,419
  10,000    RBX Corp., Term Loan -- Manufacturer of rubber products.....        12/31/03           10,009,366
   9,670    RTI Funding Corp., Term Loan -- Manufacturer of building
            blocks for children.........................................  02/08/03 to 02/08/04      9,695,378
   9,571    Safelite Glass Corp., Term Loan -- Manufacturer/installer of
            auto glass replacements.....................................  12/19/02 to 12/19/04      9,601,142
  10,043    Signature Brands, Inc., Term Loan -- Manufacturer of small
            appliances..................................................        08/15/01            9,995,883
   6,957    Simmons Co., Term Loan -- Manufacturer and distributor of
            bedding.....................................................        03/31/03            6,969,300
  11,550    Superior Telecom, Inc., Revolving Credit -- Manufacturer of
            copper wire and cable.......................................        10/31/01           11,604,039
  25,000    UCAR International, Inc., Term Loan -- Manufacturer of
            graphite/carbide electrodes.................................        12/31/02           25,024,408
   6,241    U.F. Acquisition, Term Loan -- Provider of fixtures and
            storage for retailer stores.................................        12/15/02            6,279,757
   5,000    Walco International, Inc., Term Loan -- Distributor of
            animal health products......................................        03/31/04            5,020,114
   1,129    Windy Hill Pet Food Co., Term Loan -- Manufacturer of pet
            food products...............................................        12/31/03            1,151,839
                                                                                                 ------------
                                                                                                  462,182,042
                                                                                                 ------------
            MINING/METALS  1.2%
  11,149    Alliance Coal Corp., Term Loan -- Coal mining...............  12/31/01 to 12/31/02     11,185,078
  25,000    AMAX Gold, Inc., Term Loan -- Gold and silver mining and
            processing..................................................        12/31/01           25,092,291
  13,406    Anker Coal Group, Inc., Term Loan -- Coal mining............        06/30/04           13,451,613
   4,904    Centennial Resources, Inc., Term Loan -- Coal mining........  03/31/02 to 03/31/04      4,924,460
   8,836    Fairmont Minerals, Ltd., Term Loan -- Silica sand and gravel
            producer....................................................        02/28/03            8,866,840
   8,705    U.S. Silica Co., Term Loan -- Producer of industrial
            silica......................................................        12/31/03            8,745,832
                                                                                                 ------------
                                                                                                   72,266,114
                                                                                                 ------------
            PAPER  5.8%
  26,864    Crown Paper, Term Loan -- Producer of value-added paper
            products....................................................        08/23/02           26,875,139
   2,205    Crown Paper, Revolving Credit...............................        08/23/02            2,211,852
   4,500    CST Office Products, Corp., Term Loan -- Manufacturer and
            distributor of stock computer forms.........................        12/31/01            4,549,109
  18,367    Fort Howard Corp., Term Loan -- Paper manufacturer..........  03/31/02 to 12/31/02     18,392,422
 105,623    Jefferson Smurfit Corp., Term Loan -- Manufacturer of
            corrugated paper products...................................  04/30/01 to 10/31/02    105,688,457
  19,329    S.D. Warren Co., Term Loan -- Manufacturer of coated-free
            paper.......................................................        04/26/04           19,359,202
  15,500    St. Laurent Paper Products L.L.C., Term Loan -- Producer of
            integrated pulp and paper...................................  05/31/03 to 05/31/04     15,548,140
 161,202    Stone Container Corp., Term Loan -- Manufacturer of paper
            products....................................................  04/01/00 to 10/01/03    162,054,522
   7,163    Stronghaven, Inc., Term Loan -- Manufacturer of corrugated
            containers..................................................        05/15/04            7,198,943
                                                                                                 ------------
                                                                                                  361,877,786
                                                                                                 ------------

                                               See Notes to Financial Statements

                                 July 31, 1997
--------------------------------------------------------------------------------

Principal
 Amount                                                                          Stated
  (000)                               Borrower                                 Maturity*            Value
-------------------------------------------------------------------------------------------------------------

            PAPER (CONTINUED)
            PERSONAL/NON-DURABLE  1.9%
 $ 9,500    Chattem, Inc., Term Loan -- Manufacturer and marketer of OTC
            pharmaceuticals.............................................        06/30/04         $  9,530,143
  17,728    Mary Kay Cosmetics, Inc., Term Loan -- Direct cosmetic
            sales.......................................................        03/06/04           17,790,789
   1,495    Mary Kay Cosmetics, Inc., Revolving Credit..................        03/06/04            1,508,587
   6,774    Personal Care Group, Inc., Term Loan -- Manufacturer and
            marketer of consumer products...............................        04/03/03            6,809,694
  25,000    Playtex Products, Inc., Term Loan -- Manufacturer of beauty
            aid and hygiene products....................................        09/15/03           25,024,748
  55,000    Revlon Consumer Products Corp., Term Loan -- Manufacturer of
            cosmetics...................................................        05/30/02           55,084,915
                                                                                                 ------------
                                                                                                  115,748,876
                                                                                                 ------------
            PRINTING/PUBLISHING  3.8%
  20,669    Advanstar Communications, Term Loan -- Trade magazine
            publisher...................................................  12/31/02 to 12/21/03     20,753,848
  22,332    ADVO, Inc., Term Loan -- Direct mail marketer...............        03/31/04           22,368,125
  46,262    American Media Operations, Inc., Term Loan --
            Magazine/newspaper publisher................................  09/30/01 to 09/30/02     46,101,442
     303    American Media Operations, Inc., Revolving Credit...........        09/30/01              310,077
   9,000    Cygnus Publishing, Inc., Term Loan -- Magazine publisher....        06/05/05            9,030,452
   7,663    Garden State Newspapers, Inc., Term Loan -- Suburban
            newspaper operator..........................................        03/31/04            7,693,937
  14,063    Garden State Newspapers, Inc., Revolving Credit.............        06/30/03           14,128,227
  25,270    Journal News, Inc., Term Loan -- Multiple newspaper
            printer.....................................................        12/31/02           25,266,988
  19,000    K-III Communications, Term Loan -- Tabloids, magazines and
            other media publisher.......................................        06/30/04           19,013,444
  33,000    Morris Communications, Inc., Term Loan -- Newspaper
            Operator....................................................  03/31/04 to 06/30/05     33,020,379
  19,763    Peterson Publishing Co., L.L.C., Term Loan -- Publisher of
            consumer magazines..........................................  12/31/02 to 09/30/04     19,830,090
  12,000    Polyfibron Technologies, Inc., Term Loan --
            Manufacturer/marketer of consumable printing products.......        12/28/03           12,022,274
   8,455    Von Hoffman Press, Inc., Term Loan -- Manufacturer of
            textbooks...................................................  05/30/03 to 05/30/05      8,472,845
                                                                                                 ------------
                                                                                                  238,012,128
                                                                                                 ------------
            RESTAURANTS  0.1%
     943    Carvel Corp., Term Loan -- Soft ice cream products
            franchiser..................................................        12/31/98              942,752
   4,099    Long John Silver's Restaurants, Inc., Term Loan -- Retail
            seafood restaurant owner/operator...........................        09/30/04            4,321,833
                                                                                                 ------------
                                                                                                    5,264,585
                                                                                                 ------------
            RETAIL  2.8%
  12,000    Brylane, L.P., Term Loan -- Catalog retailer of apparel.....        02/28/03           12,030,041
  32,500    Camelot Music, Inc., Term Loan -- Retail distributor of
            music and video cassettes (a) (b)...........................        02/28/02           24,384,089
  17,086    Color Tile, Inc., Term Loan -- National retailer of floor
            and wall covering products (a)..............................        12/31/98            6,663,504
   2,111    Color Tile Holdings, Inc., Revolving Credit -- National
            retailer of floor and wall covering products (a)............        12/31/97            2,075,208
   7,960    CSK Auto, Inc., Term Loan -- Auto parts retailer............        10/31/03            8,040,763
   7,320    CSK Auto, Inc., Revolving Credit............................        10/31/03            7,388,770
  22,059    Fleming Cos., Inc., Revolving Credit -- Food marketing,
            distribution................................................        07/25/04           22,169,428
   5,956    Kirkland's Holdings, Term Loan -- Retailer of decorative
            home accessories and gift items.............................        06/30/02            5,972,258
  10,603    Luxottica Group SPA, Term Loan -- Manufacturer and
            distributor of eyeglasses...................................        06/30/01           10,603,434
   7,430    Nebraska Book Co., Inc., Term Loan -- Used book
            distributor.................................................        10/31/03            7,433,091
  26,416    Payless Cashways, Inc., Term Loan -- Building products
            retailer....................................................        11/20/00           24,003,549
  11,318    Payless Cashways, Inc., Revolving Credit....................        11/20/00           10,223,132
  10,820    Peebles, Inc., Term Loan -- Mid-Atlantic retailer...........        06/09/02           10,886,280
  18,333    QVC, Inc., Term Loan -- Home shopping television network....        02/15/02           18,361,826
   1,198    Service Merchandise Co., Inc., Revolving Credit -- Catalog
            retailer....................................................        06/08/99            1,435,029
   5,000    Vitamin Shoppe Industries, Inc., Term Loan --
            Retailer/marketer of vitamins...............................        05/15/04            5,000,273
                                                                                                 ------------
                                                                                                  176,670,675
                                                                                                 ------------



                                               See Notes to Financial Statements

                                 July 31, 1997
--------------------------------------------------------------------------------

Principal
 Amount                                                                          Stated
  (000)                               Borrower                                 Maturity*            Value
-------------------------------------------------------------------------------------------------------------

            RETAIL (CONTINUED)
            TEXTILES  1.4%
 $11,270    American Marketing Industries, Inc., Term Loan --
            Manufacturer of textiles....................................        11/30/02         $ 11,296,781
   9,000    GFSI, Inc., Term Loan -- Designer, manufacturer and marketer
            of sportswear...............................................        03/31/04            9,013,766
   5,731    Homemaker Industries, Inc., Term Loan -- Manufacturer of
            braided rugs................................................        06/30/04            5,760,878
   6,361    Ithaca Industries, Inc., Term Loan -- Manufacturer of
            undergarments and hosiery...................................        08/31/99            6,474,571
   1,477    Ithaca Industries, Inc., Revolving Credit...................        08/31/99            1,581,289
  14,602    Johnston Industries, Inc., Term Loan -- Diversified
            manufacturer of home furnishings and textiles...............        03/28/03           14,658,368
  33,575    London Fog Industries, Inc., Term Loan -- Manufacturer of
            rainwear and outerwear (c)..................................        05/31/02           25,443,975
   7,700    Maxim Group, Inc., Term Loan -- Retailer of floor
            coverings...................................................  12/31/01 to 09/30/03      7,747,777
   7,128    William Carter Co., Term Loan -- Manufacturer of children's
            clothing....................................................        10/30/03            7,152,798
                                                                                                 ------------
                                                                                                   89,130,203
                                                                                                 ------------
            TRANSPORTATION  1.4%
  17,999    Atlas Air, Inc., Revolving Credit -- Air cargo carrier......        06/30/98           18,056,753
  12,500    Atlas Freighter Leasing, Inc., Term Loan -- Air cargo
            carrier.....................................................        05/29/04           12,529,385
  19,000    Continental Airlines, Inc., Term Loan -- Airline passenger
            carrier.....................................................        07/31/02           19,076,061
  40,000    Evergreen International Aviation, Inc., Term Loan -- Air
            cargo carrier...............................................  05/31/02 to 05/31/03     40,178,065
                                                                                                 ------------
                                                                                                   89,840,264
                                                                                                 ------------
            WIRELESS COMMUNICATIONS  8.4%
  28,875    Arch Communications, Inc., Term Loan -- Wireless
            communications operator.....................................  12/31/02 to 12/31/03     28,950,593
   5,844    Arch Communications, Inc., Revolving Credit.................        12/31/02            5,928,287
   4,950    Clarity Telecom, Inc., Term Loan -- Seller and servicer of
            telephone systems and software..............................        11/30/02            4,968,009
   4,839    Comcast Cellular Corp., Revolving Credit -- Cellular systems
            operator....................................................        09/30/03            4,933,284
   5,000    International Data Response Corp., Term Loan -- Manufacturer
            of plastic components for automobiles.......................  12/31/01 to 12/31/02      5,018,598
   6,585    Intesys Technologies, Inc., Term Loan -- Equipment
            manufacturer for telecommunications/autos...................        12/31/01            6,586,107
  12,500    Metrocall, Inc., Term Loan -- Provider of paging services...        12/31/04           12,599,996
   9,090    Metrocall, Inc., Revolving Credit...........................        12/31/04            9,268,791
  64,005    Mobilemedia Communications, Inc., Term Loan -- Nationwide
            paging operator.............................................  06/30/02 to 06/30/03     61,505,295
   2,556    Mobilemedia Communications, Inc., Revolving Credit..........        06/30/02            2,461,828
  96,363    Nextel Finance Co., Term Loan -- Wireless communications
            service provider............................................  03/31/03 to 06/30/03     96,684,664
  13,895    Nextel Finance Co., Revolving Credit........................        03/30/03           14,908,697
  12,310    Shared Technologies, Inc., Term Loan -- Provider of shared
            telecommunications services.................................  03/30/01 to 03/31/03     12,339,171
     933    Shared Technologies, Inc., Revolving Credit.................        03/30/01              938,191
  13,050    Skytel Corp., Revolving Credit -- Paging and personal
            communications services operator............................        12/31/01           13,081,162
  65,000    Sprint Spectrum L.P., Term Loan -- PCS provider/wireless
            communications..............................................  01/31/01 to 01/31/02     65,444,358
  55,000    Sprint, Lucent Technologies Vendor Facility, Term Loan --
            PCS provider/wireless communications........................        06/30/01           55,485,626
  11,305    Sprint, Northern Telecom Vendor Facility, Term Loan -- PCS
            provider/wireless communications............................        03/31/05           11,936,672
   9,500    Teletouch Communications, Inc., Term Loan -- Provider of
            paging services.............................................        11/30/03            9,605,152
   5,727    USA Mobile Communications, Inc. II, Revolving Credit --
            Wireless communications operator............................        06/30/02            5,789,300
  30,000    Western PCS II Corp., Term Loan -- PCS Owner/Operator.......        12/31/03           30,258,072
  65,000    Western Wireless Corp., Term Loan -- Cellular and personal
            communications services operator............................        03/31/05           65,026,173
                                                                                                 ------------
                                                                                                  523,718,026
                                                                                                 ------------
            OTHER  3.1%
   3,510    AES Cemig Funding Corp., Term Loan -- Electric utility
            provider....................................................        05/27/98            3,581,368
   2,790    AESEBA Funding Corp., Term Loan -- Electric utility
            provider....................................................        05/27/98            2,847,094
  29,286    Allied Waste Industries, Inc., Term Loan -- Solid waste
            management..................................................        12/05/03           29,309,498
   1,086    Allied Waste Industries, Inc., Revolving Credit.............        12/05/03            1,085,738
  11,000    American Disposal Services, Inc., Term Loan -- Solid waste
            management..................................................        05/30/04           11,049,831
   5,306    Avis Rent-a-Car, Inc., Term Loan -- Car rental services.....        12/31/00            5,420,623
   7,375    Borg-Warner Security Corp., Revolving Credit -- Protection
            services....................................................        03/31/02            7,474,653
  16,275    Brand Scaffold Services, Inc., Term Loan -- Industrial
            scaffolding rental services.................................  09/30/02 to 09/30/04     16,346,813

                                               See Notes to Financial Statements

                                 July 31, 1997
--------------------------------------------------------------------------------

Principal
 Amount                                                                          Stated
  (000)                               Borrower                                 Maturity*            Value
-------------------------------------------------------------------------------------------------------------

            OTHER (CONTINUED)
 $ 8,000    Key Energy Group, Inc., Term Loan -- Operator of oil service
            rigs........................................................        06/30/04         $  8,015,162
   8,778    Kindercare Learning Centers, Inc., Term Loan -- Provider of
            educational and child care services.........................        03/21/06            8,777,991
  20,156    LES, Inc., Term Loan -- Provider of hazardous and industrial
            waste services..............................................  05/15/03 to 05/15/05     20,190,945
   9,555    Loewen Group, Inc., Revolving Credit -- Funeral home and
            cemetery owner/operator.....................................        05/29/02            9,609,291
   7,625    RIGCO North America, L.L.C., Term Loan -- Lessor of
            semi-submersible offshore drilling rigs.....................        09/30/98            7,653,804
  22,616    Ryder TRS, Inc., Term Loan -- Rental truck/trailer
            operator....................................................        10/31/01           22,654,291
     418    Ryder TRS, Inc., Revolving Credit...........................        10/31/01              419,217
   5,000    Smarte Carte Corp., Term Loan -- Airport carts and storage
            lockers.....................................................        06/30/03            5,017,535
   5,120    U.S. Office Products Co., Revolving Credit -- Office
            products supplier...........................................        08/21/01            5,172,059
  17,498    United Stationers, Inc., Term Loan -- Distributor of office
            paper products..............................................        10/31/03           17,516,522
  10,000    24 hour Fitness, Inc., Term Loan -- Fitness center
            operator....................................................        12/31/00           10,057,584
                                                                                                -------------
                                                                                                  192,200,019
                                                                                                -------------
            TOTAL VARIABLE RATE ** SENIOR LOAN INTERESTS  85.1%.........                        5,308,571,057
                                                                                                -------------
            EQUITIES  0.3%
            AFC Enterprises, Inc. (604,251 common shares) (d) (e).............................      3,625,506
            Best Products Co., Inc. (297,480 common shares) (e)...............................              0
            Best Products Co., Inc. (Warrants for 28,080 common shares) (e)...................              0
            Dan River, Inc. (10,975 common shares) (e)........................................      1,967,353
            Classic Cable, Inc. (Warrants for 760 common shares) (e)..........................              0
            Flagstar Cos., Inc. (8,755 common shares) (e).....................................          3,694
            London Fog Industries, Inc. (10,833,012 common shares) (d) (e)....................              0
            London Fog Industries, Inc. ($19,181,547 par amount of preferred stock, 17.5%
            coupon, maturity 05/31/02) (c) (d)................................................      9,590,774
            Nextel Communications, Inc. (Warrants for 60,000 common shares) (d) (e)...........        547,500
            Rigco N.A., L.L.C. (Warrants for .325% interest of company's fully diluted
            equity)...........................................................................         16,250
            Sarcom, Inc. (43 common shares) (e)...............................................              0
                                                                                                -------------
            TOTAL EQUITIES....................................................................     15,751,077
                                                                                                -------------
            TOTAL LONG-TERM INVESTMENTS  85.4%
            (Cost $5,355,782,290).............................................................  5,324,322,134
                                                                                                -------------
            SHORT-TERM INVESTMENTS
            COMMERCIAL PAPER  4.5%
            AT&T Corp. ($30,000,000 par, maturing 08/01/97, yielding 5.76%)...................     30,000,000
            Avery Dennison ($30,000,000 par, maturing 08/01/97, yielding 5.83%)...............     30,000,000
            Baker Hughes, Inc. ($30,000,000 par, maturing 08/01/97, yielding 5.83%)...........     30,000,000
            Cargill, Inc. ($30,000,000 par, maturing 08/05/97, yielding 5.52%)................     29,981,600
            Comdisco, Inc. ($30,000,000 par, maturing 08/08/97 to 08/26/97, yielding 5.67% to
            5.72%)............................................................................     29,932,486
            McDonald's Corp. ($30,000,000 par, maturing 08/01/97, yielding 5.80%).............     30,000,000
            McKesson Corp. ($30,000,000 par, maturing 08/01/97, yielding 5.90%)...............     30,000,000
            Nabisco, Inc. ($30,000,000 par, maturing 08/04/97 to 08/18/97, yielding 5.60% to
            5.69%)............................................................................     29,932,779
            Pacificorp ($15,000,000 par, maturing 09/03/97, yielding 5.51%)...................     14,924,238
            Pitney Bowes Credit Corp. ($3,600,000 par, maturing 08/01/97, yielding 5.75%).....      3,600,000
            Sara Lee Corp. ($15,000,000 par, maturing 08/01/97, yielding 5.50%)...............     15,000,000
            XTRA, Inc. ($11,920,000 par, maturing 08/21/97 to 09/11/97, yielding 5.74% to
            5.75%)............................................................................     11,863,006
                                                                                                -------------
            TOTAL COMMERCIAL PAPER............................................................    285,234,109
                                                                                                -------------
            SHORT-TERM LOAN PARTICIPATIONS  9.6%
            Alltel Corp. ($30,000,000 par, maturing 08/01/97, yielding 5.88%).................     30,000,000
            American Stores Co. ($30,000,000 par, maturing 10/06/97, yielding 5.82% to
            5.84%)............................................................................     30,000,000
            Anadarko Pete Corp. ($30,000,000 par, maturing 08/05/97 to 08/07/97, yielding
            5.64% to 5.74%)...................................................................     30,000,000
            Army and Air Force Service Exchange ($30,000,000 par, maturing 08/08/97, yielding
            5.63%)............................................................................     30,000,000
            Baxter International, Inc. ($30,000,000 par, maturing 08/11/97 to 08/13/97,
            yielding 5.64% to 5.65%)..........................................................     30,000,000

                                               See Notes to Financial Statements

                                 July 31, 1997
--------------------------------------------------------------------------------


                                      Borrower                                                       Value
---------------------------------------------------------------------------------------------------------------
            SHORT-TERM LOAN PARTICIPATIONS (CONTINUED)
            Bell Atlantic Networks ($18,000,000 par, maturing 08/05/97 to 08/06/97, yielding
            5.50%)............................................................................   $   18,000,000
            Centex Corp. ($30,000,000 par, maturing 08/01/97, yielding 5.95%).................       30,000,000
            Champion International Corp. ($15,000,000 par, maturing 08/15/97, yielding
            5.72%)............................................................................       15,000,000
            Conagra, Inc. ($30,000,000 par, maturing 08/06/97 to 08/07/97, yielding 5.70% to
            5.73%)............................................................................       30,000,000
            Englehard Corp. ($30,000,000 par, maturing 08/01/97 to 08/22/97, yielding 5.56% to
            5.87%)............................................................................       30,000,000
            Enron Corp. ($30,000,000 par, maturing 08/12/97, yielding 5.70%)..................       30,000,000
            FMC Corp. ($30,000,000 par, maturing 08/22/97, yielding 5.67% to 5.74%)...........       30,000,000
            Gillette Co. ($30,000,000 par, maturing 08/01/97, yielding 5.83%).................       30,000,000
            Hertz Corp. ($25,000,000 par, maturing 08/08/97 to 08/15/97, yielding 5.54% to
            5.56%)............................................................................       25,000,000
            IKON Office Solutions, Inc. ($30,000,000 par, maturing 08/08/97 to 08/22/97,
            yielding 5.73% to 5.76%)..........................................................       30,000,000
            Mapco, Inc. ($30,000,000 par, maturing 08/04/97 to 08/21/97, yielding 5.70% to
            5.71%)............................................................................       30,000,000
            Mead Corp. ($15,600,000 par, maturing 08/01/97, yielding 5.90%)...................       15,600,000
            National Rural Utilities Coop Financial ($15,000,000 par, maturing 08/19/97,
            yielding 5.55%)...................................................................       15,000,000
            Nipsco Capital Markets, Inc. ($13,400,000 par, maturing 08/01/97, yielding
            5.70%)............................................................................       13,400,000
            Nipsco, Inc. ($7,000,000 par, maturing 08/29/97, yielding 5.56%)..................        7,000,000
            Ralston Purina Co. ($10,000,000 par, maturing 08/01/97, yielding 5.73%)...........       10,000,000
            Tandy Corp. ($28,800,000 par, maturing 08/01/97 to 08/06/97, yielding 5.70% to
            5.77%)............................................................................       28,800,000
            Tyson Foods ($30,000,000 par, maturing 08/14/97, yielding 5.67%)..................       30,000,000
            Union Pacific Corp. ($30,000,000 par, maturing 08/01/97 to 09/02/97, yielding
            5.70% to 5.81%)...................................................................       30,000,000
                                                                                                 --------------
            TOTAL SHORT-TERM LOAN PARTICIPATIONS..............................................      597,800,000
                                                                                                 --------------
            TOTAL SHORT-TERM INVESTMENTS  14.1%
            (Cost $883,034,109)...............................................................      883,034,109
                                                                                                 --------------
            TOTAL INVESTMENTS  99.5%
            (Cost $6,238,816,399).............................................................    6,207,356,243
            OTHER ASSETS IN EXCESS OF LIABILITIES 0.5%........................................       29,611,538
                                                                                                 --------------
            NET ASSETS 100.0%.................................................................   $6,236,967,781
                                                                                                   ------------

(a) Non-income producing Senior Loan interest.

(b) This Borrower has filed for protection in federal bankruptcy court.

(c) Payment-in-kind security.

(d) Restricted security.

(e) Non-income producing security as this stock currently does not declare dividends.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $6,238,816,399).....................  $6,207,356,243
Receivables:
  Interest and Fees.........................................      45,388,748
  Fund Shares Sold..........................................      22,968,427
  Investments Sold..........................................         756,297
Other.......................................................          37,212
                                                              --------------
    Total Assets............................................   6,276,506,927
                                                              --------------
LIABILITIES:
Deferred Facility Fees......................................      18,108,152
Payables:
  Income Distributions......................................       6,801,132
  Custodian Bank............................................       5,097,027
  Investment Advisory Fee...................................       4,954,975
  Administrative Fee........................................       1,329,198
  Distributor and Affiliates................................         941,888
  Fund Shares Repurchased...................................         374,442
Accrued Expenses............................................       1,863,989
Deferred Compensation and Retirement Plans..................          68,343
                                                              --------------
    Total Liabilities.......................................      39,539,146
                                                              --------------
NET ASSETS..................................................  $6,236,967,781
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 626,018,023 shares issued and
  outstanding)..............................................  $    6,260,180
Paid in Surplus.............................................   6,264,390,819
Accumulated Undistributed Net Investment Income.............       5,369,829
Accumulated Net Realized Loss...............................      (7,592,891)
Net Unrealized Depreciation.................................     (31,460,156)
                                                              --------------
NET ASSETS..................................................  $6,236,967,781
                                                              ==============
NET ASSET VALUE PER COMMON SHARE
  ($6,236,967,781 divided by 626,018,023 shares
  outstanding)..............................................  $         9.96
                                                              ==============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended July 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $440,296,258
Fees........................................................    29,366,231
Other.......................................................     2,254,872
                                                              ------------
    Total Income............................................   471,917,361
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................    52,313,966
Administrative Fee..........................................    13,976,102
Shareholder Services........................................     6,310,415
Legal.......................................................     1,645,000
Custody.....................................................     1,389,184
Trustee Fees and Expenses...................................        30,202
Other.......................................................     3,584,745
                                                              ------------
    Total Expenses..........................................    79,249,614
                                                              ------------
NET INVESTMENT INCOME.......................................  $392,667,747
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $    442,960
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (6,312,913)
  End of the Period.........................................   (31,460,156)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (25,147,243)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(24,704,283)
                                                              ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $367,963,464
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended July 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                                Year Ended       Year Ended
                                                              July 31, 1997    July 31, 1996
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income.......................................  $  392,667,747   $  281,969,603
Net Realized Gain...........................................         442,960          541,536
Net Unrealized Depreciation During the Period...............     (25,147,243)     (14,949,532)
                                                              --------------   --------------
Change in Net Assets from Operations........................     367,963,464      267,561,607
Distributions from Net Investment Income....................    (390,215,999)    (283,580,704)
                                                              --------------   --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (22,252,535)     (16,019,097)
                                                              --------------   --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Sold............................   1,781,772,630    2,551,158,978
Value of Shares Issued Through Dividend Reinvestment........     209,636,808      155,099,566
Cost of Shares Repurchased..................................    (597,973,300)    (354,520,255)
                                                              --------------   --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........   1,393,436,138    2,351,738,289
                                                              --------------   --------------
TOTAL INCREASE IN NET ASSETS................................   1,371,183,603    2,335,719,192
NET ASSETS:
Beginning of the Period.....................................   4,865,784,178    2,530,064,986
                                                              --------------   --------------
End of the Period (Including accumulated undistributed net
  investment income of $5,369,829 and $2,874,542,
  respectively).............................................  $6,236,967,781   $4,865,784,178
                                                              ==============   ==============

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

                        For the Year Ended July 31, 1997
--------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM OPERATIONS........................  $   367,963,464
                                                              ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................   (1,359,017,702)
  Increase in Interest and Fees Receivables.................      (10,866,302)
  Increase in Receivable for Investments Sold...............         (712,087)
  Decrease in Other Assets..................................           15,998
  Decrease in Deferred Facility Fees........................       (2,607,607)
  Increase in Investment Advisory and Administrative Fees
    Payable.................................................        1,395,983
  Increase in Distributor and Affiliates Payable............          588,986
  Increase in Accrued Expenses..............................          308,934
  Increase in Deferred Compensation and Retirement Plans
    Expenses................................................           22,864
                                                              ---------------
    Total Adjustments.......................................   (1,370,870,933)
                                                              ---------------
NET CASH USED FOR OPERATING ACTIVITIES......................   (1,002,907,469)
                                                              ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................    1,775,415,681
Payments on Shares Repurchased..............................     (597,598,858)
Increase in Intra-day Credit Line...........................        4,540,411
Cash Dividends Paid.........................................     (179,449,765)
                                                              ---------------
  Net Cash Provided by Financing Activities.................    1,002,907,469
                                                              ---------------
NET INCREASE IN CASH........................................              -0-
Cash at Beginning of the Period.............................              -0-
                                                              ---------------
CASH AT END OF THE PERIOD...................................  $           -0-
                                                              ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                 Year Ended July 31
                                                              --------------------------------------------------------
                                                                1997        1996        1995        1994        1993
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $ 10.002    $ 10.046    $ 10.052    $ 10.004    $  9.998
                                                              --------    --------    --------    --------    --------
  Net Investment Income.....................................      .701        .735        .756        .618        .600
  Net Realized and Unrealized Gain/Loss.....................     (.042)      (.028)      (.004)       .015        .008
                                                              --------    --------    --------    --------    --------
Total from Investment Operations............................      .659        .707        .752        .633        .608
                                                              --------    --------    --------    --------    --------
Less:
  Distributions from Net Investment Income..................      .698        .751        .758        .585        .600
  Distributions in Excess of Net Investment Income..........       -0-         -0-         -0-         -0-        .002
                                                              --------    --------    --------    --------    --------
Total Distributions.........................................      .698        .751        .758        .585        .602
                                                              --------    --------    --------    --------    --------
Net Asset Value, End of the Period..........................  $  9.963    $ 10.002    $ 10.046    $ 10.052    $ 10.004
                                                              ========    ========    ========    ========    ========
Total Return (a)............................................     6.79%       7.22%       7.82%       6.52%       6.17%
Net Assets at End of the Period (In millions)...............  $6,237.0    $4,865.8    $2,530.1    $1,229.0    $  966.7
Ratio of Expenses to Average Net Assets.....................     1.42%       1.46%       1.49%       1.53%       1.53%
Ratio of Net Investment Income to Average Net Assets........     7.02%       7.33%       7.71%       6.16%       5.96%
Portfolio Turnover (b)......................................       83%         66%         71%         74%         67%

(a) Total Return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) Calculation includes the proceeds from repayments and sales of variable rate senior loan interests.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 July 31, 1997
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Prime Rate Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to United States corporations, partnerships and other entities. The Trust commenced investment operations on October 4, 1989.

       The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Trust's Variable Rate Senior Loan interests, totaling $5,308,571,057 (85.1% of net assets) is determined in the absence of actual market values by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interests, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interests have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainty inherent in the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Variable Rate Senior Loan interest. Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are recognized as income ratably over the expected life of the loan. Market premiums and discounts are amortized over the stated life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $3,643,444,

                                 July 31, 1997
--------------------------------------------------------------------------------

which will expire on July 31, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

     At July 31, 1997, for federal income tax purposes cost of long- and short-term investments is $6,247,342,588, the aggregate gross unrealized appreciation is $22,381,911 and the aggregate gross unrealized depreciation is $62,368,256 resulting in net unrealized depreciation of $39,986,345.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.
     Permanent book and tax basis differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $43,539 were reclassified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                       % PER ANNUM
-------------------------------------------------------------------------
First $4.0 billion..........................................   .950 of 1%
Next $3.5 billion...........................................   .900 of 1%
Next $2.5 billion...........................................   .875 of 1%
Over $10.0 billion..........................................   .850 of 1%

     In addition, the Trust will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

       For the year ended July 31, 1997, the Trust recognized expenses of approximately $522,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

       For the year ended July 31, 1997, the Trust recognized expenses of approximately $65,400 representing the Administrator's or its affiliates' (collectively "VKAC") cost of providing legal services to the Trust.

       ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the year ended July 31, 1997, the Trust recognized expenses of approximately $4,402,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

       Certain officers and trustees of the Trust are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

       The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

                                 July 31, 1997
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

At July 31, 1997 and July 31, 1996, paid in surplus aggregated $6,264,390,819 and $4,872,393,497, respectively.
       Transactions in common shares were as follows:

                                                              YEAR ENDED      YEAR ENDED
                                                             JULY 31, 1997   JULY 31, 1996
------------------------------------------------------------------------------------------
Beginning Shares...........................................   486,490,317     251,848,949
                                                              -----------     -----------
Shares Sold................................................   178,438,954     254,577,948
Shares Issued Through Dividend Reinvestment................    20,996,830      15,483,081
Shares Repurchased.........................................   (59,908,078)    (35,419,661)
                                                              -----------     -----------
Net Increase in Shares Outstanding.........................   139,527,706     234,641,368
                                                              -----------     -----------
Ending Shares..............................................   626,018,023     486,490,317
                                                              ===========     ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $4,994,709,841 and $4,028,396,415, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the then net asset value of the common shares. For the year ended July 31, 1997, 59,908,078 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to VKAC. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                     YEAR OF REPURCHASE                       WITHDRAWAL CHARGE
-------------------------------------------------------------------------------
First.......................................................               3.0%
Second......................................................               2.5%
Third.......................................................               2.0%
Fourth......................................................               1.5%
Fifth.......................................................               1.0%
Sixth and following.........................................               0.0%

       For the year ended July 31, 1997, VKAC received early withdrawal charges of approximately $9,075,812 in connection with tendered shares of the Trust.

                                 July 31, 1997
--------------------------------------------------------------------------------

7. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $704,948,400 as of July 31, 1997. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

       The Trust has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $250,000,000. The proceeds of any borrowing by the Trust under the revolving credit agreement may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Trust for its shares. Annual commitment fees of .065% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .375%. There have been no borrowings under this agreement to date.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Trust and the Borrower.

       At July 31, 1997, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT     VALUE
                    SELLING PARTICIPANT                         (000)     (000)
---------------------------------------------------------------------------------
Bankers Trust...............................................   $153,247  $153,570
Donaldson Lufkin Jenrette...................................     50,954    51,255
NationsBank.................................................     26,958    26,987
Merrill Lynch Capital Corp..................................     20,000    20,073
Canadian Imperial Bank of Commerce..........................     19,924    20,037
Goldman Sachs...............................................     18,580    18,581
Chase Securities Inc........................................     13,365    13,380
Bank of New York............................................      8,625     8,652
ABN AMRO....................................................      5,000     5,019
                                                              ---------  --------
Total.......................................................   $316,653  $317,554
                                                              =========  ========

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital Prime Rate Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Prime Rate Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 1997, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and variable rate senior loan interests owned as of July 31, 1997, by correspondence with the custodian and selling or agent banks; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Prime Rate Income Trust as of July 31, 1997, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
September 8, 1997

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
JEFFREY W. MAILLET*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997  All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Trust was held on July 9, 1997, where shareholders voted on a new investment advisory agreement and a new fundamental investment policy modifying existing fundamental investment policies and restrictions and a corresponding conversion to a master-feeder structure in the future. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 461,708,052 shares voted for the proposal, 12,272,938 shares voted against, 35,523,446 shares abstained and 0 shares represented broker non-votes. With regard to the new fundamental investment policy, 302,236,461 shares voted for the proposal, 15,851,273 shares voted against, 36,829,794 shares abstained and 0 shares represented broker non-votes.